Investment property	12 Months Ended
Dec. 31, 2020
Investment property [abstract]
Investment property	Investment property

Changes in the Group’s investment property in 2020 and 2019 were as follows:

	2020	2019
Beginning of the year	34,295	40,725
Net gain / (loss) from fair value adjustment (Note 8)	1,077	(325)
Reclassification to property, plant and equipment (i)	(3,127)	(4,816)
Exchange difference	(1,066)	(1,289)
End of the year	31,179	34,295
Fair value	31,179	34,295
Net book amount	31,179	34,295

(i) Relates with the expiration of contracts with third parties.

The accounting policy for all Investment properties are measured at Fair Value. For all Investment properties with a total valuation of US$ 31.2 million and US$ 34.2 million as of December 31, 2020 and 2019 respectively, the valuation was determined using Sales Comparison Approach prepared by an independent expert. Sale prices of comparable properties are adjusted considering the specific aspects of each property, the most relevant premise being the price per hectare (Level 3). The increase /decrease in the Fair value is recognized in the Statement of income under the line item "Other operating income, net". The Group estimated that, other factors being constant, a 10% reduction on the Sales price for the period ended December 31,
2020 and 2019 would have reduced the value of the Investment properties on US$ 3.1 million and US$ 3.4 million respectively, which would impact the line item "Net gain from fair value adjustment ".